Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Third Quarter 2017 Financial Results

Third Quarter 2017 GAAP Revenue of $113.6 million, net of a $0.8 million revenue elimination under purchase accounting;
GAAP Diluted Loss per Share of $0.14
and Non-GAAP Diluted Earnings per Share of $0.39
Carlsbad, Calif. – November 7, 2017 – MaxLinear, Inc. (NYSE: MXL), a leading provider of radio-frequency, mixed-signal and high-performance analog integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multi-market applications, today announced financial results for the third quarter ended September 30, 2017.
Management Commentary
“We are pleased to announce the financial results of a very exciting third quarter 2017. In the third quarter, we delivered record GAAP revenue of $113.6 million, after a $0.8 million revenue elimination under acquisition-related purchase price accounting. Our strong revenue results were driven by the full-quarter contribution from our recent acquisition of Exar Corporation as well as strong sequential growth from our last mile access products. We are encouraged with progress made towards our stated operating synergy target of $15 million in run-rate cost reductions within twelve months of the May 2017 deal close. Based on the third quarter financial results, which reflect non-GAAP operating expenses that were $3.1 million below guidance, we have already surpassed the $15 million annualized run-rate synergy target in less than five months from acquisition close. With these better-than-forecasted financial results, we generated $37.7 million in operating cash flows, which lent confidence in funding prepayments of $50 million against our $425 million term loan during the third quarter 2017,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

Third Quarter 2017 Business Highlights

•	Wave-2 G.hn technology chosen by Cambridge Industries Group for new HomeMesh networking products.

•	Announced use of G.hn technology in future open smart metering solution with Corinex.

•	Full-Spectrum Capture™ DOCSIS® 3.1 chipsets selected by Hitron as part of a Full Duplex demonstration network.

•	Ku-Band satellite technology selected by MTI for Sky Q wideband low-noise block downconverter for shipment to Sky UK customers.

•	Announced partnership with Gospell to deliver low cost dCSS low-noise block downconverter and 4K set-top box system solution for satellite TV operators worldwide.

•	MxL214C Full-Spectrum Capture™ cable front-end receiver adopted by Skyworth for next generation cable gateway set-top box for Chinese cable operator customers.

•	Launched industry-first integrated ATSC tuner-demodulator ICs for cost-effective cord-cutter OTA products.

Third Quarter Financial Highlights
GAAP basis:
The third quarter 2017 results continue to be influenced by the acquisitions and related purchase price accounting impacts of Marvell’s G.hn business in April 2017 and Exar in May 2017, and interest on the term loan related to the Exar transaction.

•
Net revenue increased to $113.6 million, which was impacted by elimination of Exar's deferred revenue of $0.8 million under acquisition accounting, and which was up 9% sequentially and 18% year-on-year.

•
GAAP gross margin was 45.6%, which was impacted by amortization of inventory step-ups to fair value and acquired intangibles totaling $18.1 million and elimination of Exar's deferred profit of $0.8 million under acquisition accounting, compared to 49.1% in the prior quarter, and 57.6% in the year-ago quarter.

•
GAAP operating expenses, inclusive of full quarter contributions from the Marvell G.hn and Exar acquisitions and related purchase price accounting impacts, were $62.5 million in the third quarter 2017, or 55% of revenue, compared to $66.9 million in the prior quarter, and $44.8 million in the year-ago quarter.

•	GAAP loss from operations was 9% of revenue, compared to loss from operations of 15% in the prior quarter, and income from operations of 11% in the year-ago quarter.

•
Net cash flow provided by operating activities of $37.7 million, compared to cash flow used in operations of $7.1 million in the prior quarter and cash flow provided by operating activities of $18.4 million in the year-ago quarter.

•	GAAP pre-tax losses were 14% of revenue, compared to pre-tax losses that were 18% of revenue in the prior quarter, and pre-tax income that was 11% of revenue in the year-ago quarter.

•
GAAP income tax benefit was 41% of pre-tax loss, compared to an income tax benefit of 159% of pre-tax loss in the prior quarter, and income tax provision of 10% of pre-tax income in the year-ago quarter.

•	GAAP net loss was $9.2 million, compared to net income of $11.0 million in the prior quarter, and net income of $9.7 million in the year-ago quarter.

•	GAAP diluted loss per share was $0.14, compared to earnings per share of $0.16 in the prior quarter, and earnings per share of $0.14 in the year-ago quarter.
Non-GAAP basis:

•
Non-GAAP gross margin was 62.5%, when calculated on GAAP revenue of $113.6 million, or 62.1% when calculated to adjust for the $0.8 million of deferred revenue eliminated under Exar acquisition accounting, which was the basis for prior guidance. This compares to 64.4% in the prior quarter (61.3% when calculated to adjust for the prior quarter's $5.2 million of deferred revenue eliminated under Exar acquisition purchase accounting), and 63.1% in the year-ago quarter.

•	Non-GAAP operating expenses were $37.9 million, or 33% of revenue, compared to $36.9 million or 35% of revenue in the prior quarter, and $31.5 million and 33% of revenue in the year-ago quarter.

•	Non-GAAP income from operations was 29% of revenue, compared to 29% in the prior quarter, and 30% in the year-ago quarter.

•	Non-GAAP pre-tax margin was 25% of revenue, compared to 26% in the prior quarter, and 30% in the year-ago quarter.

•
Non-GAAP effective tax rate was 4% of non-GAAP pre-tax income, compared to 10% in the prior quarter, and 2% in the year-ago quarter. Current quarter non-GAAP effective tax rate is based on year-to-date effective tax rate of 8% of non-GAAP pre-tax income.

•	Non-GAAP net income was $27.1 million, compared to $24.7 million in the prior quarter, and $28.8 million in the year-ago quarter.

•	Non-GAAP diluted earnings per share was $0.39, compared to diluted earnings per share of $0.35 in the prior quarter, and diluted earnings per share of $0.43 in the year-ago quarter.

Fourth Quarter 2017 Business Outlook
The company expects revenue in the fourth quarter to be in the range of $112 million to $116 million, and also estimates the following:

•	GAAP and non-GAAP gross margin of approximately 47% and 61% to 62%, respectively.

•	GAAP and non-GAAP operating expenses of approximately $57 million and $38 million, respectively.

•	GAAP and non-GAAP interest expenses of approximately $3.7 million.

•	GAAP and non-GAAP cash tax rates of approximately 40% and 8%, respectively.

Webcast and Conference Call
MaxLinear will host its third quarter financial results conference call today, November 7, 2017 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at http://investors.maxlinear.com, and will be archived and available after the call at http://investors.maxlinear.com until November 21,

2017. A replay of the conference call will also be available until November 21, 2017 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13653123.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for fourth quarter 2017 revenue, gross margins, operating expenses, interest expenses, and tax rates). These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions and our expectations with respect to recently completed acquisitions. With respect to recently completed acquisitions, we face particular risks associated with our ability to integrate the acquired businesses and maintain relationships with employees, customers, and vendors. Exar’s target markets and business operations differ substantially from those of MaxLinear, and we may be unable to realize anticipated strategic, financial, and operating synergies to the same relative extent as we were able to achieve in other recent acquisitions. In addition, our decisions with respect to all our acquisitions were based on management’s current expectations with respect to the size of the available markets and growth opportunities presented by these acquisitions, all of which are subject to material risks and uncertainties. In connection with the acquisition of Exar, we incurred substantial acquisition-related indebtedness, which materially changed our financial profile and presents specific risks relating to our ability to service interest and principal payments and limitations on our operating flexibility based on operating covenants in the applicable term loan agreements, including (without limitation) debt covenant restrictions that limit our ability to obtain additional financing, issue guarantees, create liens, make certain restricted payments or repay certain obligations or to pursue future acquisitions. Additional risks and uncertainties arising from our operations generally and our recently completed acquisitions include intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; indemnification obligations of Exar arising from a recent divestiture; the impact on our financial condition of the incurred acquisition indebtedness and cash usage arising from the Exar transaction; our reliance on a limited number of third party manufacturers; and our lack of long-term supply contracts and dependence on limited sources of supply. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on February 9, 2017, our Quarterly Report on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, which we expect to file shortly. All forward-looking statements are based on the estimates, projections and assumptions of management as of November 7, 2017, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, pre-tax margins, effective tax rate, net income and diluted earnings per share. These supplemental measures include the gross margin impact of Exar's deferred profit eliminated in purchase price accounting and exclude the effects of (i) stock-based compensation expense; (ii) an accrual related to our performance based bonus plan for 2017, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance based bonus plan for 2016, which we settled in shares of our class A common stock in 2016 and 2017; (iv) amortization of purchased intangible assets and inventory step up; (v) depreciation of fixed assets step-up; (vi) restricted merger proceeds and contingent consideration and incentive award; (vii) acquisition and integration costs related to our recently completed acquisitions; (viii) professional fees and settlement costs related to our previously disclosed IP and commercial litigation matters; (ix) IPR&D impairment losses; (x) severance and other restructuring charges; and (xi) non-cash income tax benefits and expenses. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear.
Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the first and second half of the 2016 performance periods were settled through the issuance of shares of Class A common stock under our equity incentive plans in August 2016 and February 2017, respectively. We currently expect that bonus awards under our fiscal 2017 program will be settled in common stock in the first quarter of fiscal 2018. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets and step-up of inventory to fair value, depreciation of step-up of property and equipment to fair value, acquisition and integration costs primarily consisting of professional and consulting fees, incentive awards, and restricted merger proceeds which represent the change in fair value of contingent consideration related to a 2014 acquisition and one-time impact on gross margin from elimination of Exar's deferred profit in purchase price accounting.

IPR&D impairment losses relate to our abandonment of IPR&D technology assets.
Restructuring charges incurred are related to our restructuring plans which address issues primarily relating to the integration of the Company and acquired businesses or internal operations and primarily include severance and restructuring costs related to exiting certain facilities.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, we have not provided a reconciliation for non-GAAP guidance provided for the fourth quarter 2017.
About MaxLinear, Inc.

MaxLinear, Inc. (NYSE:MXL) is a leading provider of radio frequency (RF) and mixed-signal and high-performance analog integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Gideon Massey
Investor Relations Specialist
Tel: 949-333-0056
gmassey@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016
Net revenue	$113,581	$104,175	$96,324
Cost of net revenue	61,739	53,071	40,820
Gross profit	51,842	51,104	55,504
Operating expenses:
Research and development	29,270	29,015	25,921
Selling, general and administrative	29,037	31,338	17,619
IPR&D impairment losses	2,000	—	1,300
Restructuring charges	2,178	6,546	—
Total operating expenses	62,485	66,899	44,840
Income (loss) from operations	(10,643)	(15,795)	10,664
Interest income	1	64	89
Interest expense	(4,133)	(2,201)	—
Other income (expense), net	(668)	(618)	10
Total interest and other income (expense), net	(4,800)	(2,755)	99
Income (loss) before income taxes	(15,443)	(18,550)	10,763
Income tax provision (benefit)	(6,276)	(29,515)	1,084
Net income (loss)	$(9,167)	$10,965	$9,679
Net income (loss) per share:
Basic	$(0.14)	$0.17	$0.15
Diluted	$(0.14)	$0.16	$0.14
Shares used to compute net income (loss) per share:
Basic	66,712	65,889	64,241
Diluted	66,712	69,645	67,832

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2017	September 30, 2016
Net revenue	$306,597	$300,696
Cost of net revenue	150,727	121,109
Gross profit	155,870	179,587
Operating expenses:
Research and development	82,163	73,710
Selling, general and administrative	78,988	47,734
IPR&D impairment losses	2,000	1,300
Restructuring charges	8,724	2,106
Total operating expenses	171,875	124,850
Income (loss) from operations	(16,005)	54,737
Interest income	260	426
Interest expense	(6,334)	—
Other expense, net	(1,430)	(64)
Total interest and other income (expense), net	(7,504)	362
Income (loss) before income taxes	(23,509)	55,099
Income tax provision (benefit)	(33,770)	2,155
Net income	$10,261	$52,944
Net income per share:
Basic	$0.16	$0.83
Diluted	$0.15	$0.79
Shares used to compute net income per share:
Basic	65,950	63,454
Diluted	69,491	67,354

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016
Operating Activities
Net income (loss)	$(9,167)	$10,965	$9,679
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Amortization and depreciation	21,342	18,261	8,808
Impairment of IPR&D assets	2,000	—	1,300
Provision for losses on accounts receivable	46	—	87
Amortization (accretion) of investment premiums (discount), net	—	(107)	12
Amortization of inventory step-up	10,207	5,635	2,653
Amortization of debt issuance costs	301	175	—
Stock-based compensation	7,796	11,628	6,264
Deferred income taxes	(1,163)	(47,409)	82
Loss on disposal of property and equipment	286	3	—
Loss on sale of available-for-sale securities	—	38	—
Loss on foreign currency	733	898	112
Excess tax benefits on stock-based awards	(841)	(4,843)	(928)
Change in fair value of contingent consideration	—	—	99
Changes in operating assets and liabilities:
Accounts receivable	7,063	(13,496)	(5,419)
Inventory	5,060	(2,289)	(454)
Prepaid expenses and other assets	2,374	(1,503)	440
Accounts payable, accrued expenses and other current liabilities	(17,453)	10,077	(2,470)
Accrued compensation	1,498	(1,664)	(183)
Deferred revenue and deferred profit	3,907	7,633	(504)
Accrued price protection liability	3,606	2,676	(1,158)
Other long-term liabilities	144	(3,768)	(5)
Net cash provided by (used in) operating activities	37,739	(7,090)	18,415
Investing Activities
Purchases of property and equipment	(2,500)	(1,155)	(2,118)
Purchases of intangible assets	(53)	(5,205)	—
Cash used in acquisition, net of cash acquired	—	(473,304)	(80,000)
Purchases of available-for-sale securities	—	—	(32,986)
Maturities of available-for-sale securities	—	63,761	7,700
Net cash used in investing activities	(2,553)	(415,903)	(107,404)
Financing Activities
Net proceeds from issuance of common stock	1,074	7,657	165
Minimum tax withholding paid on behalf of employees for restricted stock units	(1,426)	(3,496)	(2,591)
Proceeds from issuance of debt	—	416,846	—
Repayment of debt	(50,000)	—	—
Net cash provided by (used in) financing activities	(50,352)	421,007	(2,426)
Effect of exchange rate changes on cash and cash equivalents	(829)	839	(91)
Decrease in cash, cash equivalents and restricted cash	(15,995)	(1,147)	(91,506)
Cash, cash equivalents and restricted cash at beginning of period	90,091	91,238	147,582
Cash, cash equivalents and restricted cash at end of period	$74,096	$90,091	$56,076

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30, 2017	September 30, 2016
Operating Activities
Net income	$10,261	$52,944
Adjustments to reconcile net income to cash provided by operating activities:
Amortization and depreciation	46,502	18,743
Impairment of IPR&D assets	2,000	1,300
Provision for losses on accounts receivable	133	87
Amortization (accretion) of investment premiums (discount), net	(60)	95
Amortization of inventory step-up	15,842	2,989
Amortization of debt issuance costs	476	—
Stock-based compensation	24,898	16,475
Deferred income taxes	(48,417)	215
(Gain) loss on disposal of property and equipment	201	48
(Gain) loss on sale of available-for-sale securities	38	(50)
Loss on foreign currency	1,415	66
Excess tax benefits on stock-based awards	(6,598)	(6,042)
Change in fair value of contingent consideration	—	209
Changes in operating assets and liabilities:
Accounts receivable	(13,869)	(7,360)
Inventory	(2,331)	6,964
Prepaid expenses and other assets	1,696	(365)
Accounts payable, accrued expenses and other current liabilities	576	2,497
Accrued compensation	216	3,357
Deferred revenue and deferred profit	11,233	1,228
Accrued price protection liability	13,053	(2,914)
Other long-term liabilities	(3,944)	(772)
Net cash provided by operating activities	53,321	89,714
Investing Activities
Purchases of property and equipment	(4,398)	(6,828)
Purchases of intangible assets	(5,378)	(390)
Cash used in acquisition, net of cash acquired	(473,304)	(101,000)
Purchases of available-for-sale securities	(30,577)	(80,263)
Maturities of available-for-sale securities	84,546	88,711
Net cash used in investing activities	(429,111)	(99,770)
Financing Activities
Repurchases of common stock	(334)	(3)
Net proceeds from issuance of common stock	9,092	4,450
Minimum tax withholding paid on behalf of employees for restricted stock units	(9,825)	(6,184)
Proceeds from issuance of debt	416,846	—
Repayment of debt	(50,000)	—
Net cash provided by (used in) financing activities	365,779	(1,737)
Effect of exchange rate changes on cash and cash equivalents	1,211	(87)
Decrease in cash, cash equivalents and restricted cash	(8,800)	(11,880)
Cash, cash equivalents and restricted cash at beginning of period	82,896	67,956
Cash, cash equivalents and restricted cash at end of period	$74,096	$56,076

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2017	June 30, 2017	September 30, 2016
Assets
Current assets:
Cash and cash equivalents(1)	$71,576	$87,568	$54,266
Short-term restricted cash(1)	615	615	—
Short-term investments, available-for-sale	—	—	42,146
Accounts receivable, net	75,618	82,695	49,672
Inventory	63,692	77,559	32,119
Prepaid expenses and other current assets	7,917	9,732	6,831
Total current assets	219,418	258,169	185,034
Long-term restricted cash(1)	1,905	1,908	1,810
Property and equipment, net	23,336	24,469	21,950
Long-term investments, available-for-sale	—	—	12,020
Intangible assets, net	332,409	353,524	109,885
Goodwill	239,673	238,838	75,794
Deferred tax assets	53,985	53,878	97
Other long-term assets	6,288	6,841	1,786
Total assets	$877,014	$937,627	$408,376

Liabilities and stockholders’ equity
Current liabilities	$98,381	$110,197	$54,491
Long-term debt	367,322	415,032	—
Other long-term liabilities	14,663	14,491	15,182
Total stockholders’ equity	396,648	397,907	338,703
Total liabilities and stockholders’ equity	$877,014	$937,627	$408,376
___________________________________________
(1) Certain reclassifications for cash restricted in connection with guarantees for certain office leases have been made to prior periods to conform to the current period presentation.

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016
GAAP gross profit	$51,842	$51,104	$55,504
Stock-based compensation	93	79	57
Performance based equity	34	28	23
Amortization of inventory step-up	10,207	5,635	2,653
Amortization of purchased intangible assets	7,907	6,260	2,571
Depreciation of fixed asset step-up	113	112	—
Deferred profit eliminated in purchase price accounting	810	3,872	—
Non-GAAP gross profit	71,006	67,090	60,808

GAAP R&D expenses	29,270	29,015	25,921
Stock-based compensation	(4,337)	(4,011)	(4,163)
Incentive award compensation	—	—	(169)
Performance based equity	(961)	(1,055)	(838)
Amortization of purchased intangible assets	(96)	(97)	(45)
Depreciation of fixed asset step-up	(561)	(760)	—
Restricted merger proceeds and contingent consideration	—	—	(243)
Non-GAAP R&D expenses	23,315	23,092	20,463

GAAP SG&A expenses	29,037	31,338	17,619
Stock-based compensation	(2,965)	(3,024)	(1,857)
Incentive award compensation	—	—	(18)
Performance based equity	(517)	(482)	(896)
Amortization of purchased intangible assets	(9,924)	(8,262)	(3,080)
Depreciation of fixed asset step-up	(30)	(56)	—
Acquisition and integration costs	(1,005)	(5,609)	(590)
Restricted merger proceeds and contingent consideration	—	—	(99)
IP litigation costs, net	(4)	(125)	(12)
Non-GAAP SG&A expenses	14,592	13,780	11,067

GAAP IPR&D impairment losses	2,000	—	1,300
IPR&D impairment losses	(2,000)	—	(1,300)
Non-GAAP IPR&D impairment losses	—	—	—

GAAP restructuring expenses	2,178	6,546	—
Restructuring charges	(2,178)	(6,546)	—
Non-GAAP restructuring expenses	—	—	—

GAAP income (loss) from operations	(10,643)	(15,795)	10,664
Total non-GAAP adjustments	43,742	46,013	18,614
Non-GAAP income from operations	33,099	30,218	29,278

GAAP and non-GAAP interest and other income (expense), net	(4,800)	(2,755)	99

GAAP income (loss) before income taxes	(15,443)	(18,550)	10,763
Total non-GAAP adjustments	43,742	46,013	18,614
Non-GAAP income before income taxes	28,299	27,463	29,377

GAAP income tax provision (benefit)	(6,276)	(29,515)	1,084
Adjustment for non-cash tax benefits/expenses	7,476	32,300	(537)
Non-GAAP income tax provision	1,200	2,785	547

GAAP net income (loss)	(9,167)	10,965	9,679
Total non-GAAP adjustments before income taxes	43,742	46,013	18,614
Less: total tax adjustments	7,476	32,300	(537)
Non-GAAP net income	$27,099	$24,678	$28,830

Shares used in computing non-GAAP basic net income per share	66,712	65,889	64,241
Shares used in computing non-GAAP diluted net income per share	69,668	69,645	67,832
Non-GAAP basic net income per share	$0.41	$0.37	$0.45
Non-GAAP diluted net income per share	$0.39	$0.35	$0.43

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2017	September 30, 2016
GAAP gross profit	$155,870	$179,587
Stock-based compensation	231	151
Performance based equity	104	(41)
Amortization of inventory step-up	15,842	2,989
Amortization of purchased intangible assets	16,851	5,940
Depreciation of fixed asset step-up	225	—
Deferred profit eliminated in purchase price accounting	4,682	—
Non-GAAP gross profit	193,805	188,626

GAAP R&D expenses	82,163	73,710
Stock-based compensation	(11,841)	(10,362)
Incentive award compensation	—	(553)
Performance based equity	(2,970)	(3,574)
Amortization of purchased intangible assets	(289)	(289)
Depreciation of fixed asset step-up	(1,321)	—
Restricted merger proceeds and contingent consideration	—	(659)
Non-GAAP R&D expenses	65,742	58,273

GAAP SG&A expenses	78,988	47,734
Stock-based compensation	(7,911)	(5,290)
Incentive award compensation	—	(119)
Performance based equity	(1,577)	(2,278)
Amortization of purchased intangible assets	(20,067)	(4,038)
Depreciation of fixed asset step-up	(86)	—
Acquisition and integration costs	(10,008)	(1,852)
Restricted merger proceeds and contingent consideration	—	(209)
IP litigation costs, net	(234)	(671)
Non-GAAP SG&A expenses	39,105	33,277

GAAP IPR&D impairment losses	2,000	1,300
IPR&D impairment losses	(2,000)	(1,300)
Non-GAAP IPR&D impairment losses	—	—

GAAP restructuring expenses	8,724	2,106
Restructuring charges	(8,724)	(2,106)
Non-GAAP restructuring expenses	—	—

GAAP income (loss) from operations	(16,005)	54,737
Total non-GAAP adjustments	104,963	42,339
Non-GAAP income from operations	88,958	97,076

GAAP and non-GAAP interest and other income (expense), net	(7,504)	362

GAAP income (loss) before income taxes	(23,509)	55,099
Total non-GAAP adjustments	104,963	42,339
Non-GAAP income before income taxes	81,454	97,438

GAAP income tax provision (benefit)	(33,770)	2,155
Adjustment for non-cash tax benefits/expenses	40,286	(138)
Non-GAAP income tax provision	6,516	2,017

GAAP net income	10,261	52,944
Total non-GAAP adjustments before income taxes	104,963	42,339
Less: total tax adjustments	40,286	(138)
Non-GAAP net income	$74,938	$95,421

Shares used in computing non-GAAP basic net income per share	65,950	63,454
Shares used in computing non-GAAP diluted net income per share	69,491	67,354
Non-GAAP basic net income per share	$1.14	$1.50
Non-GAAP diluted net income per share	$1.08	$1.42

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016
GAAP gross profit	45.6%	49.1%	57.6%
Stock-based compensation	0.1%	0.1%	0.1%
Performance based equity	—%	—%	—%
Amortization of inventory step-up	9.0%	5.4%	2.7%
Amortization of purchased intangible assets	7.0%	6.0%	2.7%
Depreciation of fixed asset step-up	0.1%	0.1%	—%
Deferred profit eliminated in purchase price accounting	0.7%	3.7%	—%
Non-GAAP gross profit	62.5%	64.4%	63.1%

GAAP R&D expenses	25.8%	27.9%	26.9%
Stock-based compensation	(3.8)%	(3.9)%	(4.3)%
Incentive award compensation	—%	—%	(0.2)%
Performance based equity	(0.9)%	(1.0)%	(0.9)%
Amortization of purchased intangible assets	(0.1)%	(0.1)%	—%
Depreciation of fixed asset step-up	(0.5)%	(0.7)%	—%
Restricted merger proceeds and contingent consideration	—%	—%	(0.3)%
Non-GAAP R&D expenses	20.5%	22.2%	21.2%

GAAP SG&A expenses	25.6%	30.1%	18.3%
Stock-based compensation	(2.6)%	(2.9)%	(1.9)%
Incentive award compensation	—%	—%	—%
Performance based equity	(0.5)%	(0.5)%	(1.0)%
Amortization of purchased intangible assets	(8.7)%	(7.9)%	(3.2)%
Depreciation of fixed asset step-up	(0.1)%	(0.1)%	—%
Acquisition and integration costs	(0.9)%	(5.4)%	(0.6)%
Restricted merger proceeds and contingent consideration	—%	—%	(0.1)%
IP litigation costs, net	—%	(0.1)%	—%
Non-GAAP SG&A expenses	12.8%	13.2%	11.5%

GAAP IPR&D impairment losses	1.8%	—%	1.3%
IPR&D impairment losses	(1.8)%	—%	(1.3)%
Non-GAAP IPR&D impairment losses	—%	—%	—%

GAAP restructuring expenses	1.9%	6.3%	—%
Restructuring charges	(1.9)%	(6.3)%	—%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP income (loss) from operations	(9.4)%	(15.2)%	11.1%
Total non-GAAP adjustments	38.5%	44.2%	19.3%
Non-GAAP income from operations	29.1%	29.0%	30.4%

GAAP and non-GAAP interest and other income (expense), net	(4.2)%	(2.6)%	0.1%

GAAP income (loss) before income taxes	(13.6)%	(17.8)%	11.2%
Total non-GAAP adjustments before income taxes	38.5%	44.1%	19.3%
Non-GAAP income before income taxes	24.9%	26.4%	30.5%

GAAP income tax provision (benefit)	(5.5)%	(28.3)%	1.1%
Adjustment for non-cash tax benefits/expenses	6.5%	30.9%	(0.6)%
Non-GAAP income tax provision	1.1%	2.7%	0.5%

GAAP net income (loss)	(8.1)%	10.5%	10.0%
Total non-GAAP adjustments before income taxes	38.5%	44.1%	19.3%
Less: total tax adjustments	6.5%	30.9%	(0.6)%
Non-GAAP net income	23.9%	23.7%	29.9%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Nine Months Ended
	September 30, 2017	September 30, 2016
GAAP gross profit	50.8%	59.7%
Stock-based compensation	0.1%	0.1%
Performance based equity	—%	—%
Amortization of inventory step-up	5.1%	1.0%
Amortization of purchased intangible assets	5.5%	1.9%
Depreciation of fixed asset step-up	0.1%	—%
Deferred profit eliminated in purchase price accounting	1.5%	—%
Non-GAAP gross profit	63.2%	62.7%

GAAP R&D expenses	26.8%	24.5%
Stock-based compensation	(3.9)%	(3.4)%
Incentive award compensation	—%	(0.2)%
Performance based equity	(1.0)%	(1.2)%
Amortization of purchased intangible assets	(0.1)%	(0.1)%
Depreciation of fixed asset step-up	(0.4)%	—%
Restricted merger proceeds and contingent consideration	—%	(0.2)%
Non-GAAP R&D expenses	21.4%	19.4%

GAAP SG&A expenses	25.8%	15.9%
Stock-based compensation	(2.6)%	(1.8)%
Incentive award compensation	—%	—%
Performance based equity	(0.5)%	(0.8)%
Amortization of purchased intangible assets	(6.5)%	(1.3)%
Depreciation of fixed asset step-up	—%	—%
Acquisition and integration costs	(3.3)%	(0.6)%
Restricted merger proceeds and contingent consideration	—%	(0.1)%
IP litigation costs, net	(0.1)%	(0.2)%
Non-GAAP SG&A expenses	12.8%	11.1%

GAAP IPR&D impairment losses	0.7%	0.4%
IPR&D impairment losses	(0.7)%	(0.4)%
Non-GAAP IPR&D impairment losses	—%	—%

GAAP restructuring expenses	2.8%	0.7%
Restructuring charges	(2.8)%	(0.7)%
Non-GAAP restructuring expenses	—%	—%

GAAP income (loss) from operations	(5.2)%	18.2%
Total non-GAAP adjustments	34.2%	14.1%
Non-GAAP income from operations	29.0%	32.3%

GAAP and non-GAAP interest and other income (expense), net	(2.4)%	0.1%

GAAP income (loss) before income taxes	(7.7)%	18.3%
Total non-GAAP adjustments before income taxes	34.2%	14.1%
Non-GAAP income before income taxes	26.6%	32.4%

GAAP income tax provision (benefit)	(11.0)%	0.7%
Adjustment for non-cash tax benefits/expenses	13.1%	—%
Non-GAAP income tax provision	2.1%	0.7%

GAAP net income	3.3%	17.6%
Total non-GAAP adjustments before income taxes	34.2%	14.1%
Less: total tax adjustments	13.1%	—%
Non-GAAP net income	24.4%	31.7%